UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 3, 2021
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2021, Brian A. Kenney, President and Chief Executive Officer, notified the Board of Directors (the “Board”) of GATX Corporation (the “Company”) of his decision to retire as an officer of the Company effective April 22, 2022, following the Annual Meeting of Shareholders. It is expected that Mr. Kenney will continue to serve on the Company’s Board as non-executive Chairman until October 31, 2022, at which time he intends to retire from the Board. The Board will appoint an independent director to serve as Chair to take effect on November 1, 2022. The press release announcing Mr. Kenney’s retirement is filed as Exhibit 99.1 to this Form 8-K.

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2021, the Board appointed Robert C. Lyons, 57, to the position of Chief Executive Officer and President, effective at the time of Mr. Kenney’s retirement on April 22, 2022. The Board intends to nominate Mr. Lyons for election as a director at the 2022 Annual Meeting of Shareholders. Mr. Lyons currently serves as the Company’s Executive Vice President and President of its Rail North America business. He previously served as the Company’s Executive Vice President and Chief Financial Officer from 2012 to 2018, Senior Vice President and Chief Financial Officer from 2007 to 2012, and Vice President and Chief Financial Officer from 2004 to 2007. He currently serves on the board of directors of Packaging Corporation of America. The press release announcing the appointment of Mr. Lyons as Chief Executive Officer and President is filed as Exhibit 99.1 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 3, 2021, the Board amended and restated the Company’s Amended and Restated By-Laws (the “By-Laws”) to remove language requiring that the Chairman of the Board be an officer of the Company. The foregoing description is qualified in its entirety by the By-Laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of GATX Corporation, as amended and restated on December 3, 2021.
99.1	GATX Corporation press release, issued December 7, 2021, announcing the resignation of Brian A. Kenney, President and Chief Executive Officer, and the appointment of Robert C. Lyons as CEO-Elect.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
December 7, 2021